Exhibit 31.1

Section 302 Certification
CERTIFICATIONS

I, Steven P. Durdin, certify that:

1.     I have reviewed this quarterly report on Form 10-QSB of Indigo-Energy, Inc.;

2.     Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.     Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of Indigo-Energy, Inc. as of, and for, the periods presented in this report;

4.     The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for Indigo-Energy, Inc. and have:

        (a)        Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to Indigo-Energy, Inc., including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

        (b)        Evaluated the effectiveness of Indigo-Energy, Inc.'s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

        (c)        Disclosed in this report any change in Indigo-Energy, Inc.'s internal control over financial reporting that occurred during the small business issuer's most recent fiscal quarter (the small business issuer's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the small business issuer's internal control over financial reporting; and

5.     The registrant's other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to Indigo-Energy, Inc.'s auditors and the audit committee of Indigo-Energy, Inc.'s board of directors (or persons performing the equivalent functions):

       (a)        All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect Indigo-Energy, Inc.'s ability to record, process, summarize and report financial information; and

        (b)       Any fraud, whether or not material, that involves management or other employees who have a significant role in Indigo-Energy, Inc.'s internal control over financial reporting.

INDIGO-ENERGY, INC.

November ____, 2007	BY:	/S/ Steven P. Durdin
Steven P. Durdin
Chief Executive Officer and President